EXHIBIT 1
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                           [ThinkEngine Networks logo]

                           THINKENGINE NETWORKS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 88409U 10 5


This Certifies that






Is the owner of



        FULLY PAID SHARES OF COMMON STOCK. $0.001 PAR VALUE PER SHARE, OF
                           THINKENGINE NETWORKS, INC.

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In witness whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.



Dated:


/s/ Amy M. Tefft                                         /S/ Michael G. Mitchell
SECRETARY                         [SEAL]                               PRESIDENT





COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY (CRANFORD, NJ)

TRANSFER AGENT AND REGISTRAR



AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT . . . Custodian
TEN ENT - as tenants by the entireties             (Cust)            (Minor)
JT TEN  - as joint tenants with right of        under Uniform Gifts to Minor Act
          survivorship and not as tenants      . . . . . . . .
          in common                            (State)


     Additional abbreviations may also be used though not in the above list.


     For value received, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED:
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                                    ------------------------------------------
                                    Signature

                                    ------------------------------------------
                                    Signature

                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.